Exhibit 10.1
November 23, 2009
Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001
Attention:	Steven Manzari, Credit, Investment & Payment Risk Telecopy No.: (212) 720-6332 James R. Hennessey, Legal Department Telecopy No.: (212) 720-7797
AIG Funding, Inc., as Lender
72 Wall Street, 10th Floor
New York, NY 10005
Attention:	Neil Friedman Telecopy No.: (212) 363-7176
AMENDMENT AGREEMENT
     Reference is made to that certain (i) Credit Agreement dated as of October 13, 2009 (the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Parent Borrower”), States Aircraft, Inc., a California corporation (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Holdings”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC France S.a.r.l, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), AIG Funding, Inc., a Delaware corporation (the “Lender”), and Wells Fargo Bank Northwest, National Association, a national banking association (“Wells Fargo”), as Security Trustee, (ii) Amended and Restated Credit Agreement dated as of October 13, 2009 (the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”), among the Borrowers, Holdings, the Initial Intermediate Lessees, the Lender, and Wells Fargo, as Security Trustee, (iii) First Lien Borrower Party Guarantee Agreement dated as of October 13, 2009 by each Borrower, Holdings and each Intermediate Lessee in favor of the FRBNY (the

“First Lien Guarantee Agreement”), (iv) Third Lien Borrower Party Guarantee Agreement dated as of October 13, 2009 by each Borrower, Holdings and each Intermediate Lessee in favor of the FRBNY (the “Third Lien Guarantee Agreement”) and (v) Post-Closing Letter Agreement dated as of October 15, 2009 (the “Post-Closing Letter”), between the Parent Borrower and the Lender and acknowledged by the Federal Reserve Bank of New York (the “FRBNY”) and Daugherty, Fowler, Peregrin, Haught & Jenson. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements.
SECTION 1 — AMENDMENT
     By signing and returning an executed counterpart of this Amendment Agreement (the “Amendment Agreement”), each of the signatories hereto agrees as follows:
     1. The Parent Borrower has agreed to grant to each of the Security Trustees, respectively, a first-rank French law mortgage, a second-rank French law mortgage, a third-rank French law mortgage and a fourth-rank French law mortgage (each, a “French Mortgage” and, collectively, the “French Mortgages”) over the Pool Aircraft registered in France and listed on Schedule 1 hereto (the “French Aircraft”) and to register such mortgages with the civil aviation registry maintained by the Direction Générale de l’Aviation Civile in France. Each of the signatories hereto agrees that, as of the date hereof, each of the Credit Agreement, Amended and Restated Credit Agreement, First Lien Guarantee Agreement and Third Lien Guarantee Agreement shall be deemed to be amended to reflect that the Secured Parties (as defined in the Mortgage) agree that, in accordance with Article 2328-1 of the French Civil Code, each of the Security Trustees shall have the right to constitute, register, manage and enforce the French Mortgages over the French Aircraft for the account of the Secured Parties (as defined in the Mortgage).
SECTION 2 — MISCELLANEOUS
     (a) Limited Nature of Amendment: The consents of the FRBNY expressly set forth in this Amendment Agreement shall be limited as precisely written and shall not constitute or be deemed to constitute (i) a consent to a departure from any other term or provision of or under the Loan Documents; (ii) a waiver of any Default or of the rights or remedies of the FRBNY under the Loan Documents or under applicable law (except as specifically set forth in this Amendment Agreement); or (iii) an agreement on the part of the FRBNY to modify, alter, amend, waive or revise any term, condition or provision of the Loan Documents (except as specifically set forth in this Amendment Agreement).
     (b) No Course of Dealing: The FRBNY is not obligated to grant any other consent, amendment or waiver of any kind under the Loan Documents, and this Amendment Agreement does not constitute a course of dealing as between the FRBNY and the Borrowers.
     (c) Binding on Successors and Assigns: This Amendment Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.

     (d) Conflict: In the event of any conflict between the provisions of this Amendment Agreement and the Credit Agreements or other Loan Documents, the provisions of this Amendment Agreement will prevail to the extent of such inconsistency.
     (e) Applicable Law: THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     (f) Counterparts: This Amendment Agreement may be executed in counterparts (and by both parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile transmission or by other electronic communication (such as by e-mail in PDF) shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.
     (g) Headings; Construction: The section headings in this Amendment Agreement are included for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purpose. Both parties to this Amendment Agreement acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Amendment Agreement and that this Amendment Agreement shall not be subject to the principle of construing its meaning against the party that drafted it.
     (h) Ratification; Letter Agreement as a Loan Document: The Loan Documents as expressly modified, and supplemented by this Amendment Agreement are each hereby ratified and confirmed and shall continue in full force and effect. The parties to this Amendment Agreement expressly agree and acknowledge that it shall be designated as, and shall constitute, a Loan Document for all purposes of the Credit Agreements and the other Loan Documents.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

STATES AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by SHREWSBURY AIRCRAFT LEASING LIMITED by its duly appointed attorney in the presence of:		SHREWSBURY AIRCRAFT LEASING LIMITED
		By:	/s/ Niall C. Sommerville

By:	/s/ Jenny Grant		Name: Niall C. Sommerville

Name:	Jenny Grant		Title: Director
Address:	Aig Centre North Wall Quay Dublin 1
Occupation:	HR Administrator

TOP AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by ILFC IRELAND LIMITED by its duly appointed attorney in the presence of:		ILFC IRELAND LIMITED
		By:	/s/ Niall C. Sommerville

By:	/s/ Paul Broderick		Name: Niall C. Sommerville

Name:	Paul Broderick		Title: Director
Address:	1 Clonfada Wood Blackrock, Co Dublin
Occupation:	Accountant

ILFC FRANCE S.A.R.L.
By:	/s/ Niall C. Sommerville
	Name:	Niall C. Sommerville
	Title:	Manager (Gérant)

ILFC LABUAN LTD.
By:	/s/ Julie I. Sackman
	Name:	Julie I. Sackman
	Title:	Director

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Security Trustee
By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

AIG FUNDING, INC.
By:	/s/ Neil Friedman
	Name:	Neil Friedman
	Title:	Vice President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven Manzari
	Name:	Steven Manzari
	Title:	SVP

SCHEDULE 1

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
1	2213	Airbus A319-100	CFM56-5B7/P	575799	575801			France
2	2228	Airbus A319-100	CFM56-5B7/P	575815	575816			France
3	2279	Airbus A319-100	CFM56-5B7/P	575885	575888			France
4	3065	Airbus A319-100	CFM56-5B7/P	697182	697183			France
5	1924	Airbus A320-200	CFM56-5B4/P	575534	575535			France
6	1949	Airbus A320-200	CFM56-5B4/P	575554	575555			France
7	2705	Airbus A320-200	CFM56-5B4/P	577504	577505			France
8	2721	Airbus A320-200	CFM56-5B4/P	577526	577530			France
9	3051	Airbus A321-200	CFM56-5B3/P	697174	697175			France
10	3098	Airbus A321-200	CFM56-5B3/P	697241	697249			France
11	3441	Airbus A321-200	CFM56-5B3/3	697456	697685			France
12	3401	Airbus A321-200	CFM56-5B3/3	697629	697672			France
13	3419	Airbus A321-200	CFM56-5B3/3	697663	697669			France
14	3372	Airbus A321-200	CFM56-5B3/3	697515	697607			France
15	3399	Airbus A321-200	CFM56-5B3/3	697634	697635			France
16	503	Airbus A330-200	CF6-80E1-A3	811201	811202			France
17	519	Airbus A330-200	CF6-80E1-A3	811218	811219			France
18	584	Airbus A330-200	CF6-80E1-A3	811248	811249			France
19	635	Airbus A330-200	Rolls Royce TRENT 772B-60	41308	41309			France
20	32868	Boeing B747-400	CF6-80C2-B1F	706539	706540	706541	706542	France
21	35279	Boeing B737-800	CFM56-7B26/3	896551	896552			France
22	32869	Boeing B747-400	CF6-80C2-B1F	706551	706552	706553	706554	France
23	32871	Boeing B747-400	CF6-80C2-B1F	706623	706624	706625	706626	France
24	32870	Boeing B747-400ERF	CF6-80C2-B5F	706627	706628	706629	706630	France
25	32867	Boeing B747-400ERF	CF6-80C2-B5F	706514	706515	706516	706517	France
26	29402	Boeing B777-200ER	Pratt & Whitney PW4090	P222225	P222226			France
27	35782	Boeing B777-300ER	GE90-115BG02	906603	906607			France
28	35783	Boeing B777-300ER	GE90-115BG02	906621	906622			France
29	32723	Boeing B777-300ER	GE90-115BG01	906108	906109			France
30	32724	Boeing B777-300ER	GE90-115BG01	906112	906113			France
31	32850	Boeing B777-300ER	GE90-115BG01	906129	906130			France
32	32852	Boeing B777-300ER	GE90-115BG01	906143	906144			France
33	32725	Boeing B777-300ER	GE90-115BG01	906134	906137			France
34	32711	Boeing B777-300ER	GE90-115BG01	906131	906132			France
35	35297	Boeing B777-300ER	GE90-115BG02	906377	906378			France